Redeemable non-controlling interests	12 Months Ended
Dec. 31, 2023
Redeemable non-controlling interest
Redeemable non-controlling interests

16. Redeemable non-controlling interests

In August 2021, the Group acquired 51% equity interest of Morefun and obtained the controlling interest accordingly. Pursuant to the share purchase agreement, the Group has the right and obligation to purchase an additional Morefun’s 22% equity interest from the founders in the event that Morefun achieves the performance target stipulated in the agreement for the following three years. As the redemption of the noncontrolling interests is outside of the control of the Group, the non-controlling interests are accounted for as redeemable non-controlling interests in the Group’s consolidated balance sheets. The redeemable non-controlling interests were initially recorded at the acquisition date fair value and recognize changes in the redemption value immediately as they occur subsequently.

Baotong Inc. (“Baotong”) was a wholly-owned subsidiary of the Group. In October 2021, Cainiao Smart Logistic Investment Limited (“Cainiao”) entered into a shareholder agreement with Baozun Inc. acquired 30% equity interest of Baotong with the total consideration of US$217.9 million, equivalent to RMB1,392.5 million.

Pursuant to the shareholder agreement, the pre-money valuation of Baotong shall be subject to adjustment in accordance with the achievement percentage of FY2022 target net profit. Since Baotong’s net profit of FY2022 was less than the target net profit, Baozun was obliged to compensate Cainiao by cash or shares of Baotong or a combine of both. Therefore, a derivative liability of US$52.8 million, equivalent to RMB364.8 million, was recorded as of December 31, 2022. Upon the finalization and agreement of the adjustment to be of US$3.4 million, equivalent to RMB24.5 million, in 2023, the Group trued up the derivative liability with a fair value gain recorded in the consolidated statement of operations for the year ended 2023.

Subsequently, the derivative liability has been settled with cash of US$10.2 million, equivalent to RMB74.0 million, and 7% share of Baotong’s equity to non-controlling shareholder with designated value of RMB100.8 million, with a gain of RMB182.2 million as additional paid-in capital of the Group.

In addition, according to the agreement, if certain triggering events occur, Cainiao has the right to exercise a put option requiring Baozun to redeem Baotong's shares within 12 months starting from August 2024, at a price equal to the initial investment plus an internal rate of 6%. As of the year ended December 31, 2022 and 2023, the Company assessed the fair value of put option is immaterial.

The following tables provides details of the redeemable noncontrolling interest activity for the years ended December 31, 2022 and 2023:

	For the year ended
	December 31,
	2022	2023
	RMB	RMB
Balance as of January 1	1,421,680	1,438,082
Net income attributable to redeemable non-controlling interest	43,759	45,969
Settlement of derivative liabilities with shares	—	100,807
Impact from deconsolidation of a subsidiary due to loss of control	(27,357)	—
Balance as of December 31	1,438,082	1,584,858